A PARTNERSHIP O OF I INCORPORATED P PROFESSIONALS	AMISANO H HANSON
CHARTERED ACCOUNTANTS

April 1, 2008

Securities and Exchange Commission

100 F Street, NE
Washington, DC  20549

U.S.A.

Dear Ladies and Gentlemen:

We are the former independent auditors for Golden Patriot, Corp. (the “Company”).  We have read the Company’s disclosure in the section “Changes In Registrant’s Certifying Accountant” as included in Section 4.01 of the Company’s 8K dated April 1, 2008 and are in agreement with the disclosure in that section, insofar as it pertains to our firm.

Yours very truly,

/s/ Amisano Hanson

AMISANO HANSON

750 WEST PENDER STREET, SUITE 604 TELEPHONE: 604-689-0188
VANCOUVER CANADA FACSIMILE: 604-689-9773
V6C 2T7 E-MAIL: amishan@telus.net